UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS

12TH FLOOR

LOS ANGELES, CALIFORNIA 90067

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Ian Fitzgerald 2000 Avenue of the Stars, 12th Floor Los Angeles, California 90067	P. Jay Spinola, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

Registrant’s telephone number, including area code: (310) 201-4100

Date of fiscal year end: December 31

Date of reporting period: November 1, 2019 - December 31, 2019

Item 1. Report to Stockholders.

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at any time by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary (such as a broker-dealer or bank), if you invest through your financial intermediary. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account, if you invest through your financial intermediary, or all funds held with the fund complex if you invest directly with the Fund.

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	1
Fund Profile & Financial Data	4
Schedule of Investments	5
Statement of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Statements of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	20
Proxy & Portfolio Information	35
Dividend Reinvestment Plan	36
Corporate Information	37
Privacy Notice	38
Directors and Officers	39

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

As of December 31, 2019 (Unaudited) covering the partial reporting period from November 1, 2019 to December 31, 2019

Dear Shareholders,

We thank you for your support of the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund") and recognize the trust and confidence that you have demonstrated in Ares through your investment in ARDC.

Economic Conditions and Leveraged Finance Market Update

Financial markets continued to rally in November and December 2019 fueled by an initial resolution in U.S.-China trade relations and accommodative central bank policy. The Federal Reserve (the "Fed") kept rates unchanged and affirmed a positive overall economic outlook despite geopolitical tensions and uncertainties surrounding the 2020 elections. U.S. economic data indicated a stable end to 2019 as the unemployment rate remained at a multi-decade low,1 inflation risks remained muted,2 and expectations of 2020 GDP remained fairly consistent with the last six months' GDP of 2019.3 Although the U.S. manufacturing index contracted for the fifth straight month in December, the U.S. services sector, which comprises a majority of U.S. economic activity, continued to expand.4

With respect to corporate credit, markets were bifurcated for most of 2019 as demand skewed toward higher quality assets. However, as a result of supportive macroeconomic and geopolitical conditions, the high yield and leveraged loan markets experienced a risk rally in December, and lower rated CCC securities outperformed BB rated securities, making up for much of the weakness earlier in the year.5 Reflecting positive investor sentiment, nearly half of the leveraged loan market and over 80% of the high yield market ended the calendar year trading at a premium to par (after starting 2019 close to 0% and under 20%, respectively).5 The fundamental credit environment continues to be resilient with both the high yield and loan default rates of 2.63% and 1.64%, respectively, remaining below their long-term averages (3.44% and 3.01%).6 Against this backdrop, the Credit Suisse Leveraged Loan Index ("CSLLI") posted 2.17% in returns during the last two months of 2019 with December as the strongest month since January 2019. In a notable reversal, the energy sector led industry performance as the ICE BofA High Yield Master II Index ("H0A0") posted 2.37% in returns during the last two months of the calendar year. In this environment, we remain acutely focused on credit selection and on finding opportunities to take advantage of oversold conditions to drive attractive-risk adjusted returns for our investors.

In the CLO market, new issue volumes remained healthy with $21.9 billion pricing during the last two months of 2019. For the full calendar year, global issuance volumes recorded $151.7 billion across 318 deals, but were approximately 6% lower than the $161.2 billion recorded across 307 deals in 2018.7 While foreign AAA buyers have been less active in 2019 due to increased regulatory scrutiny, strong demand from bank treasury groups has filled the void. Further down the capital stack, spreads on lower rated tranches tightened, 8 driven by the attractive relative value offered by CLOs vs. similarly rated corporate securities. Despite the tightening, manager tiering continues to be meaningful, and new issue creation is very challenging for less seasoned and less liquid managers, in our view. As a result, the volume of CLO resets and refinancings, which lack the degree of economic concessions of new issue deals, has remained muted throughout the year. In this environment, we maintain our heightened focus on credit quality, documentation, cleaner transaction structures and downgrade risk protections.

Looking ahead, we expect 2020 to present bouts of episodic market volatility, particularly given the geopolitical landscape and the uncertainty surrounding the U.S. Presidential election. Consequently, we believe the opportunities for bottom-up, fundamental active managers like Ares will be robust, and we intend to remain disciplined credit pickers so that we are positioned to take advantage of these opportunities to find value.

Portfolio Performance and Positioning

For the two month period ending December 31, 2019, ARDC generated 4.99% in returns based on Net Asset Value ("NAV") and 7.53% in stock-based total returns, which compares to 2.17% for the CSLLI and 2.37% for the H0A0.9 It is important to note that given its flexible mandate and focus on senior secured bank loans, high yield bonds and CLOs, we believe there is no single established benchmark that reasonably compares to ARDC.

ARDC's strong performance during the two months ended December 31, 2019 was primarily driven by the recovery in CLO valuations and was also supported by the rally in leveraged loans and high yield bonds. ARDC's CLO investments generated 6.97% in returns during the two-month period, while our senior secured loan and high yield investments generated 2.68% and 2.11% in returns, respectively. We continue to believe CLO debt is an attractive investment option for ARDC due to the compelling return and risk attributes of these securities. In today's market, BB-rated CLO debt offers approximately 480 bps and 465 bps of spread premium, respectively, for a similarly rated loan and bond.10 CLO debt also typically possesses

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

As of December 31, 2019 (Unaudited) covering the partial reporting period from November 1, 2019 to December 31, 2019 attractive risk-mitigation features, such as over-collateralization and portfolio diversification, which do not exist when investing in single-borrower securities.

Reflecting our fundamental credit views and our conservative stance on the aging of the U.S. credit cycle, we continued to position our portfolio within higher-rated investments, and ARDC's portfolio of investments rated B, BB or BBB was 76.21% as of December 31, 2019.11 In addition, the portfolio remains well diversified across 216 issuers and 26 industries.12 The average position size across ARDC is 0.46% and the largest position is 1.43%.13

We continue to have strong conviction in the quality of the ARDC portfolio and believe that the Fund continues to be well positioned to take advantage of buying opportunities in both the new issue and secondary markets. We continue to believe that the ability to dynamically allocate is critical to successfully navigating an evolving market environment with headline risk and interest rate driven volatility. The increasing importance of credit selection has become the primary driver of generating alpha. Looking ahead, we will remain focused on performing solid fundamental credit analysis and in-depth due diligence as we seek attractive risk adjusted returns for our investors. We thank you again for your continued support in ARDC.

Best Regards,

Ares Capital Management II LLC

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC (the "Adviser"), a subsidiary of Ares Management Corporation. ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation by investing in a broad, dynamically-managed portfolio of below investment grade senior secured loans, high yield corporate bonds and collateralized loan obligation securities.

On November 6, 2015, the Board of Directors (the "Board") of ARDC authorized the repurchase of shares of common stock of the Fund (the "Common Shares") on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value ("NAV") of the Common Shares. The Fund may repurchase its outstanding Common Shares in open-market transactions at the Fund management's discretion. The Fund is not required to effect share repurchases. Any future purchases of Common Shares may not materially impact the discount of the market price of the Common Shares relative to their NAV and any narrowing of this discount that does result may not be maintained. Since the inception of the program through December 31, 2019, we have repurchased 566,217 shares at an average price of $13.17, representing an average discount of -15.3%.

Thank you again for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.arespublicfunds.com.

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed. This information should not be considered investment advice or an offer of any security for sale. This material may contain "forward-looking" information that is not purely historical in nature. No representations are made as to the accuracy of such information or that such information will be realized. Actual events or conditions are unlikely to be consistent with, and may differ materially from, those assumed. Past performance is not indicative of future results. Ares does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law.

Indices are provided for illustrative purposes only and not indicative of any investment. They have not been selected to represent appropriate benchmarks or targets for ARDC. Rather, the indices shown are provided solely to illustrate the performance of well-known and widely recognized indices. Any comparisons herein of the investment performance of ARDC to an index are qualified as follows: (i) the volatility of such index will likely be materially different from that of ARDC; (ii) such index will, in many cases, employ different investment guidelines and criteria than ARDC and, therefore, holdings in ARDC will differ significantly from holdings of the securities that comprise such index and ARDC may invest in different asset classes altogether from the illustrative index, which may materially impact the performance of ARDC relative to the index; and (iii) the performance of such index is disclosed solely to allow for comparison on ARDC's performance to that of a well-known index. Comparisons to indices have limitations because indices have risk profiles, volatility, asset composition and other material characteristics that will differ from ARDC. The indices do not reflect the deduction of fees or expenses. You cannot invest directly in an index. No representation is being made as to the risk profile of any benchmark or index relative to the risk profile of ARDC. There can be no assurance that the future performance of any specific investment, or product will be profitable, equal any corresponding indicated historical performance, or be suitable for a portfolio.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

As of December 31, 2019 (Unaudited) covering the partial reporting period from November 1, 2019 to December 31, 2019

This may contain information sourced from Bank of America, used with permission. Bank of America's Global Research division's fixed income index platform is licensing the ICE BofA Indices and related data "as is," makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA Indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use and does not sponsor, endorse, or recommend Ares Management, or any of its products or services.

The ICE BofA US High Yield Index ("H0A0") tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one-year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. No changes are made to constituent holdings other than on month end rebalancing dates. Inception date: August 31, 1986.

ICE BofA BB US High Yield Index ("H0A1") is a subset of ICE BofA US High Yield Index including all securities rated BB1 through BB3, inclusive. Inception date: December 31, 1996.

The Credit Suisse Leveraged Loan Index ("CSLLI") is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: 1) loan facilities must be rated "5B" or lower; 2) only fully-funded term loan facilities are included; 3) the tenor must be at least one year; and 4) issuers must be domiciled in developed countries.

REF: TC-01165

All data as of December 31, 2019, unless otherwise stated.

1 U.S. Bureau of Labor Statistics, January 10, 2020.

2 U.S. Bureau of Labor Statistics, January 14, 2020.

3 Conference Board Economic Forecast, January 8, 2020.

4 Institute for Supply Management, January 3, 2020.

5 Credit Suisse Leverage Loan Index ("CSLLI") and Ice BofA High Yield Master II Index ("H0A0"), December 31, 2019.

6 J.P. Morgan, January 2, 2020. Historical average represents the simple average from 1980 to 2019 for high yield, and 1998 to 2019 for leveraged loans.

7 S&P LCD. "Global Databank," December 31, 2019.

8 Wells Fargo, "The CLO Monthly Market Overview," January 6, 2020.

9 Past performance is not indicative of future results. Index provided for comparison purposes only.

10 Source: J.P. Morgan CLOIE Monitor, Credit Suisse Leverage Loan Index ("CSLLI"), ICE BofA BB US High Yield Index ("H0A1"), December 31, 2019.

11 Based on S&P and/or Moody's rating. Credit quality is an assessment of the credit worthiness of an issuer of a security. AAA is the highest rating, meaning the obligor's capacity to meet its financial commitments is strong. As ratings decrease, the obligor is considered more speculative by market participants. Credit ratings apply only to the bonds and preferred securities in the portfolio and not to the shares of the fund which are not rated and will fluctuate in value.

12 Based on the Credit Suisse Industry Classification. Diversification does not assure profit or protect against loss.

13 Diversification does not assure profit or protect against loss.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

December 31, 2019 (Unaudited)

Portfolio Characteristics as of 12.31.19

Weighted Average Floating Coupon[1]	6.39%
Weighted Average Bond Coupon[2]	7.83%
Current Distribution Rate[3]	8.40%
Dividend Per Share	$0.1075

1 The weighted-average gross interest rate on the pool of loans as of December 31, 2019.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 Monthly dividend per share annualized and divided by the December 31, 2019 market price per share. The Fund's December 2019 distributions were comprised of net investment income and short-term capital gains. The distribution rate alone is not indicative of Fund performance. To the extent that any portion of the current distributions were estimated to be sourced from something other than income, such as return of capital, the source would have been disclosed in a Section 19(a) Notice located under the "Investor Information" section of the Fund's website. Please note that the distribution classifications are preliminary and certain distributions may be re-classified at year end. Please refer to year-end tax documents for the final classifications of the Fund's distributions for a given year.

Top 10 Holdings4 as of 12.31.19

HCA Healthcare Inc	1.43%
Tegna	1.20%
Genesys Telecommunications Laboratories Inc	1.19%
Altice NV	1.15%
Energy Transfer Operating LP	1.14%
NRG Energy Inc	1.10%
Olin Corporation	1.08%
XPO Logistics Inc	1.07%
Williams Cos Inc/The	1.05%
GFL Enviromental Inc.	1.05%

4 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 12.31.19

	Market	NAV
1 Month	4.58%	4.06%
Year to Date	21.22%	12.24%
3 Years (annualized)	9.13%	6.78%
5 Years (annualized)	8.30%	6.40%
Since Inception**	4.59%	5.90%

**Since Inception of fund (11/27/2012) and annualized. Source: Morningstar

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

Portfolio Composition as of 12.31.19

This data is subject to change on a daily basis. As of 12.31.19, the Fund held a negative traded cash balance of -1.15%.

Fixed vs. Floating Rate as of 12.31.19

Excludes Equity and CLO Equity

Industry Allocation5 as of 12.31.19

5 Credit Suisse industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

December 31, 2019

Senior Loans 31.2%(b)(c)(g)

	Principal Amount	Value(a)
Aerospace & Defense 0.3%
B.C. Unlimited Liability Co., Initial 1st Lien Term Loan B-2, (Canada), 3M LIBOR + 4.00%, 5.95%, 04/06/2026	$447,969	$450,698
Dynasty Acquisition Co., Inc., Initial 1st Lien Term Loan B-1, 3M LIBOR + 4.00%, 5.95%, 04/06/2026	833,223	838,297
		1,288,995
Automotive 1.0%
Navistar, Inc., Tranche 1st Lien Term Loan B, 1M LIBOR + 3.50%, 5.24%, 11/06/2024	4,079,533	4,062,521
Banking, Finance, Insurance & Real Estate 2.4%
Asurion, LLC, 2nd Lien Term Loan B-2, L + 6.50%, 08/04/2025(d)	3,799,695	3,843,392
Financiere Holding CEP, EUR 1st Lien Term Loan B, (France), 3M EURIBOR + 4.25%, 4.25%, 01/16/2025	€3,000,000	3,393,436
Forest City Enterprises, LP, Replacement 1st Lien Term Loan B, 1M LIBOR + 3.50%, 5.30%, 12/08/2025	$1,978,472	1,986,504
		9,223,332
Beverage, Food & Tobacco 1.1%
Atkins Nutritionals Holdings, Inc., Initial 1st Lien Term Loan, L + 3.50%, 07/07/2024(d)	1,000,000	1,006,250
Chobani, LLC / Chobani Finance Corp., Inc., 1st Lien Term Loan B, L + 3.50%, 10/10/2023(d)	1,500,000	1,499,625
IRB Holding Corp., 1st Lien Term Loan B, 3M LIBOR + 3.25%, 5.22%, 02/05/2025	1,984,848	1,995,328
		4,501,203
Chemicals, Plastics & Rubber 1.9%
DCG Acquisition Corp., 1st Lien Delayed Draw Term Loan, L + 4.50%, 09/30/2026(e)(f)	297,428	744

Senior Loans(b)(c)(g) (continued)

	Principal Amount	Value(a)
DCG Acquisition Corp., Initial 1st Lien Term Loan B, 3M LIBOR + 4.50%, 6.51%, 09/30/2026(e)	$1,837,005	$1,841,597
Perstorp Holding AB, Facility 1st Lien Term Loan B, (Sweden), 3M LIBOR + 4.75%, 6.70%, 02/27/2026(e)	2,977,500	2,813,738
Starfruit Finco B.V., Initial 1st Lien Term Loan B, (Netherlands), 1M LIBOR + 3.25%, 4.96%, 10/01/2025	1,461,796	1,460,582
Trident TPI Holdings, Inc., 1st Lien Term Loan Tranche B-1, L + 3.00%, 10/17/2024(d)	1,250,000	1,212,050
		7,328,711
Construction & Building 1.6%
ACProducts, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 5.50%, 7.30%, 02/15/2024(e)	2,484,177	2,465,546
SRS Distribution, Inc., 1st Lien 1st Amendment Incremental Term Loan, 1M LIBOR + 4.50%, 6.30%, 05/23/2025	1,000,000	1,001,250
The Hillman Group, Inc., Initial 1st Lien Term Loan B, 1M LIBOR + 4.00%, 5.80%, 05/30/2025	2,784,127	2,734,013
		6,200,809
Consumer goods: Durable 1.0%
AI Aqua Merger Sub, Inc., 1st Lien 5th Amendment Incremental Term Loan, 3M LIBOR + 4.25%, 6.35%, 12/13/2023	2,000,000	1,955,000
MI Windows and Doors, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 5.50%, 7.21%, 11/06/2026	2,000,000	1,995,000
		3,950,000
Containers, Packaging & Glass 1.5%
Irel AcquiCo GmbH, Facility 1st Lien Term Loan B1, (Germany), 6M EURIBOR + 3.75%, 3.75%, 05/29/2026	€2,258,065	2,548,576
Tank Holding Corp., Initial 1st Lien Term Loan B, L + 4.00%, 03/26/2026(d)	$3,231,405	3,241,099
		5,789,675

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2019

Senior Loans(b)(c)(g) (continued)

	Principal Amount	Value(a)
Energy: Electricity 0.2%
Helix Gen Funding, LLC, 1st Lien Term Loan, 1 M LIBOR + 3.75%, 5.55%, 06/03/2024	$949,255	$933,564
Energy: Oil & Gas 1.7%
Blackstone CQP Holding Co., LP, Initial 1st Lien Term Loan B, 3M LIBOR + 3.50%, 5.41%, 09/30/2024	2,032,893	2,040,841
Equitrans Midstream Corporation, 1st Lien Term Loan Facility, 1 M LIBOR + 4.50%, 6.30%, 01/31/2024	2,493,703	2,475,524
Traverse Midstream Partners, LLC, 1st Lien Term Loan, 1 M LIBOR + 4.00%, 5.80%, 09/27/2024	2,244,318	2,015,398
		6,531,763
Healthcare & Pharmaceuticals 5.6%
Albany Molecular Research, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 8.80%, 08/30/2025	1,000,000	996,250
Albany Molecular Research, Inc., Initial 1 st Lien Term Loan, 1M LIBOR + 3.25%, 4.95%, 08/30/2024	940,183	933,724
Cambrex Corporation, Initial 1 st Lien Term Loan, 3M LIBOR + 5.00%, 6.70%, 12/04/2026	4,000,000	3,980,000
CPI Holdco, LLC, 1st Lien Term Loan B, 3M LIBOR + 4.25%, 6.20%, 11/04/2026(e)	1,736,111	1,740,451
Gentiva Health Services, Inc., Initial 1st Lien Closing Date Term Loan, 1M LIBOR + 3.75%, 5.56%, 07/02/2025	2,890,657	2,903,318
Hanger, Inc., 1st Lien Term Loan, 1M LIBOR + 3.50%, 5.30%, 03/06/2025	1,812,264	1,815,671
Radiology Partners, Inc., 1st Lien Term Loan B, 1M LIBOR + 4.75%, 6.62%, 07/09/2025	1,040,812	1,042,551
Radiology Partners, Inc., 2nd Lien Term Loan B, 12M LIBOR + 8.25%, 10.12%, 07/09/2026(e)	1,923,888	1,875,791
Radnet Management, Inc., 1st Lien Term Loan B-1, 3M LIBOR + 3.50%, 5.51%, 06/30/2023	1,971,847	1,980,878

Senior Loans(b)(c)(g) (continued)

	Principal Amount	Value(a)
RegionalCare Hospital Partners Holdings, Inc., 1st Lien Term Loan B, 1M LIBOR + 4.50%, 6.30%, 11/16/2025	$671,644	$676,514
Sotera Health Holdings, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 4.50%, 6.29%, 12/11/2026	4,000,000	4,008,760
		21,953,908
High Tech Industries 3.8%
Applied Systems, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.00%, 8.95%, 09/19/2025	2,500,000	2,541,675
Dun & Bradstreet Corp., Initial 1st Lien Term Loan, 1M LIBOR + 5.00%, 6.79%, 02/06/2026	2,500,000	2,519,800
Ellie Mae, Inc., 1st Lien Term Loan, 2M LIBOR + 4.00%, 5.95%, 04/17/2026	3,477,767	3,492,999
Huskies Parent, Inc., 1st Lien Closing Date Term Loan, 1M LIBOR + 4.00%, 5.84%, 07/31/2026	2,045,045	2,045,045
Hyland Software, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 8.80%, 07/07/2025	1,750,000	1,769,688
MH Sub I, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 5.55%, 09/13/2024	2,480,964	2,483,718
		14,852,925
Media: Broadcasting & Subscription 0.4%
Intelsat Jackson Holdings S.A., 1st Lien Term Loan B4, (Luxembourg), 6M LIBOR + 4.50%, 6.43%, 01/02/2024	703,125	708,019
Intelsat Jackson Holdings S.A., Tranche 1st Lien Term Loan B-3, (Luxembourg), 6M LIBOR + 3.75%, 5.68%, 11/27/2023	800,000	800,712
		1,508,731
Media: Diversified & Production 0.5%
Equinox Holdings, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 7.00%, 8.80%, 09/06/2024	1,850,000	1,846,540
Retail 1.0%
Mister Car Wash Holdings, Inc., 1st Lien Delayed Draw Term Loan 5, L + 3.50%, 05/14/2026(f)	98,540	287

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2019

Senior Loans(b)(c)(g) (continued)

	Principal Amount	Value(a)
Mister Car Wash Holdings, Inc., Initial 1st Lien Term Loan B, 3M LIBOR + 3.50%, 5.41%, 05/14/2026	$1,960,938	$1,966,664
PetSmart, Inc., Tranche 1st Lien Term Loan B-2, L + 4.00%, 03/11/2022(d)	2,000,000	1,976,040
		3,942,991
Services: Business 3.7%
AVSC Holding Corp., 1st Lien Term Loan, 3M LIBOR + 3.25%, 5.23%, 03/03/2025(e)	2,481,061	2,468,655
AVSC Holding Corp., Initial 2nd Lien Term Loan, L + 7.50%, 09/01/2025(d)	1,250,000	1,175,000
Casmar Holdings, Ltd., Initial 1st Lien Term Loan A, (Australia), 3M LIBOR + 4.50%, 6.44%, 12/20/2023	860,241	754,862
CCC Information Services, Inc., 2nd Lien Term Loan, L + 6.75%, 04/28/2025(d)	558,815	559,654
Explorer Holdings, Inc., 1st Lien Term Loan, L + 4.50%, 11/20/2026(d)	3,084,839	3,104,119
Kronos, Inc., Initial 2nd Lien Term Loan, 3M LIBOR + 8.25%, 10.16%, 11/01/2024	1,525,000	1,552,953
Packers Holdings, LLC, Initial 1st Lien Term Loan B, 3M LIBOR + 3.25%, 4.99%, 12/04/2024	2,398,312	2,397,569
Team Health Holdings, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.75%, 4.55%, 02/06/2024	2,958,988	2,386,601
		14,399,413
Services: Consumer 2.5%
Diebold Nixdorf Inc., 1st Lien Term Loan A-1, 1M LIBOR + 9.25%, 11.00%, 08/31/2022	3,310,252	3,484,041
Global Education Management Systems Establishment, Facility 1st Lien Term Loan B, (Cayman Islands), 3M LIBOR + 5.00%, 6.91%, 07/31/2026(e)	2,375,450	2,390,297
St. George's University Scholastic Services, LLC, 1st Lien Term Loan B, 1M LIBOR + 3.50%, 5.30%, 07/17/2025	3,751,773	3,784,601
		9,658,939

Senior Loans(b)(c)(g) (continued)

	Principal Amount	Value(a)
Telecommunications 0.5%
Avaya, Inc., Tranche 1 st Lien Term Loan B, 1M LIBOR + 4.25%, 5.99%, 12/15/2024	$1,826,015	$1,788,582
Transportation: Cargo 0.5%
Sabert Corporation, 1 st Lien Term Loan B, 3M LIBOR + 4.50%, 6.25%, 12/10/2026	1,858,144	1,872,860
Total Senior Loans (Cost: $120,840,099)		121,635,462

Corporate Bonds 64.5%

Aerospace & Defense 1.8%
Bombardier, Inc., 144A, (Canada), 7.50%, 12/01/2024(g)	1,500,000	1,575,945
Bombardier, Inc., 144A, (Canada), 8.75%, 12/01/2021(g)	2,250,000	2,465,156
Leidos Holdings, Inc., 7.13%, 07/01/2032	2,500,000	2,925,000
		6,966,101
Automotive 2.6%
American Axle and Manufacturing, Inc., 6.63%, 10/15/2022	3,500,000	3,548,125
Goodyear Tire and Rubber Co., 8.75%, 08/15/2020	3,522,000	3,658,477
Navistar International Corporation, 144A, 6.63%, 11/01/2025(g)	1,000,000	1,018,750
Panther BF Aggregator 2, LP, 144A, 8.50%, 05/15/2027(g)	1,760,000	1,870,000
		10,095,352
Banking, Finance, Insurance & Real Estate 2.5%
Acrisure, LLC, 144A, 8.13%, 02/15/2024(g)	1,762,000	1,916,175
Acrisure, LLC, 144A, 10.13%, 08/01/2026(g)	1,023,000	1,102,283
Ally Financial, Inc., 7.50%, 09/15/2020	500,000	517,500
Ally Financial, Inc., 8.00%, 03/15/2020	2,250,000	2,269,687
Refinitiv US Holdings, Inc., 144A, 8.25%, 11/15/2026(g)	3,500,000	3,941,875
		9,747,520

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2019

Corporate Bonds (continued)

	Principal Amount	Value(a)
Beverage, Food & Tobacco 0.7%
Chobani, LLC / Chobani Finance Corp., Inc., 144A, 7.50%, 04/15/2025(g)	$1,000,000	$1,005,000
IRB Holding Corp., 144A, 6.75%, 02/15/2026(g)	1,500,000	1,571,250
		2,576,250
Capital Equipment 3.1%
Avantor, Inc., 144A, 9.00%, 10/01/2025(g)	5,000,000	5,587,650
Titan Acquisition, Ltd., 144A, (Canada), 7.75%, 04/15/2026(g)	2,025,000	2,004,750
Welbilt, Inc., 9.50%, 02/15/2024	4,398,000	4,661,880
		12,254,280
Chemicals, Plastics & Rubber 2.4%
Aruba Investments, Inc., 144A, 8.75%, 02/15/2023(g)	2,500,000	2,487,500
Blue Cube Spinco, Inc., 9.75%, 10/15/2023	5,500,000	5,914,260
Starfruit Finco B.V., 144A, (Netherlands), 8.00%, 10/01/2026(g)	800,000	848,000
		9,249,760
Construction & Building 1.2%
SRS Distribution, Inc., 144A, 8.25%, 07/01/2026(g)	2,250,000	2,336,414
Tutor Perini Corp., 144A, 6.88%, 05/01/2025(g)	2,500,000	2,412,500
		4,748,914
Consumer goods: Non-Durable 0.4%
Sotheby's, 144A, 7.38%, 10/15/2027(g)	1,667,000	1,687,838
Containers, Packaging & Glass 2.2%
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350,000	5,165,625
Owens-Brockway Packaging, Inc., 144A, 6.38%, 08/15/2025(g)	1,500,000	1,638,750
Plastipak Holdings, Inc., 144A, 6.25%, 10/15/2025(g)	2,000,000	1,724,920
		8,529,295

Corporate Bonds (continued)

	Principal Amount	Value(a)
Energy: Oil & Gas 8.4%
Cheniere Energy Partners, LP, 5.63%, 10/01/2026	$1,500,000	$1,586,250
Energy Transfer Operating, LP, 7.50%, 10/15/2020	6,000,000	6,235,376
Exterran Energy Solutions, LP, 8.13%, 05/01/2025	2,551,000	2,512,735
Hess Midstream Operations, L.P., 144A, 5.13%, 06/1 5/2028(g)	1,667,000	1,687,838
Hilcorp Energy I, LP / Hilcorp Finance Co., 144A, 6.25%, 11/01/2028(g)	3,000,000	2,850,000
Laredo Petroleum, Inc., 6.25%, 03/15/2023	3,754,000	3,519,375
Parsley Energy, LLC, 144A, 6.25%, 06/01/2024(g)	1,089,000	1,132,560
Range Resources Corp., 5.88%, 07/01/2022	2,510,000	2,491,175
Seven Generations Energy, Ltd., 144A, (Canada), 6.88%, 06/30/2023(g)	3,500,000	3,600,625
Targa Resources Partners LP, 6.75%, 03/15/2024	490,000	507,763
Vine Oil and Gas, LP, 144A, 9.75%, 04/15/2023(g)	1,824,000	912,000
Williams Cos., Inc., 8.75%, 03/15/2032	4,000,000	5,753,700
		32,789,397
Environmental Industries 1.5%
GFL Environmental, Inc., 144A, (Canada), 7.00%, 06/01/2026(g)	1,300,000	1,373,320
GFL Environmental, Inc., 144A, (Canada), 8.50%, 05/01/2027(g)	3,957,000	4,352,700
		5,726,020
Healthcare & Pharmaceuticals 5.3%
Bausch Health Cos., Inc., 144A, (Canada), 7.00%, 03/15/2024(g)	1,000,000	1,040,000
Envision Healthcare Corp., 144A, 8.75%, 10/15/2026(g)	2,501,000	1,550,620
HCA, Inc., 7.50%, 02/15/2022	3,250,000	3,591,250
HCA, Inc., 7.69%, 06/15/2025	3,500,000	4,217,500
Immucor, Inc., 144A, 11.13%, 02/15/2022(g)	4,261,000	4,250,348

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2019

Corporate Bonds (continued)

	Principal Amount	Value(a)
RegionalCare Hospital Partners Holdings, Inc., 144A, 8.25%, 05/01/2023(g)	$2,500,000	$2,643,750
RegionalCare Hospital Partners Holdings, Inc., 144A, 11.50%, 05/01/2024(g)(h)	1,000,000	1,077,200
Tenet Healthcare Corp., 8.13%, 04/01/2022	2,125,000	2,350,781
		20,721,449
High Tech Industries 4.2%
Dell International, LLC, 144A, 6.02%, 06/15/2026(g)	3,750,000	4,317,000
Genesys Telecommunications Laboratories, Inc., 144A, 10.00%, 11/30/2024(g)	6,000,000	6,487,500
Informatica, LLC, 144A, 7.13%, 07/15/2023(g)	2,750,000	2,791,250
SSL Robotics, LLC, 144A, 9.75%, 12/31/2023(g)	1,463,000	1,591,012
TIBCO Software, Inc., 144A, 11.38%, 12/01/2021(g)	1,000,000	1,036,300
		16,223,062
Hotel, Gaming & Leisure 4.1%
Golden Nugget, Inc., 144A, 8.75%, 10/01/2025(g)	3,500,000	3,742,812
International Game Technology PLC, 144A, (Great Britain), 6.25%, 02/15/2022(g)	4,000,000	4,220,000
Jack Ohio Finance, LLC, 144A, 6.75%, 11/15/2021(g)	64,000	65,280
Jack Ohio Finance, LLC, 144A, 10.25%, 11/15/2022(g)	2,250,000	2,374,875
Scientific Games International, Inc., 6.63%, 05/15/2021	2,750,000	2,784,375
Scientific Games International, Inc., 144A, 7.00%, 05/15/2028(g)	600,000	643,500
Scientific Games International, Inc., 144A, 7.25%, 11/15/2029(g)	600,000	651,000
Scientific Games International, Inc., 144A, 8.25%, 03/15/2026(g)	1,250,000	1,378,125
		15,859,967

Corporate Bonds (continued)

	Principal Amount	Value(a)
Media: Advertising, Printing & Publishing 1.5%
Lee Enterprises, Inc., 144A, 9.50%, 03/15/2022(g)	$4,175,000	$3,882,750
Terrier Media Buyer, Inc., 144A, 8.88%, 12/15/2027(g)	2,000,000	2,115,000
		5,997,750
Media: Broadcasting & Subscription 7.4%
Belo Corp., 7.25%, 09/15/2027	5,750,000	6,540,625
CSC Holdings, LLC, 144A, 6.63%, 10/15/2025(g)	1,000,000	1,063,750
CSC Holdings, LLC, 144A, 7.50%, 04/01/2028(g)	1,750,000	1,977,500
CSC Holdings, LLC, 144A, 7.75%, 07/15/2025(g)	550,000	586,416
CSC Holdings, LLC, 144A, 10.88%, 10/15/2025(g)	1,760,000	1,966,800
Cumulus Media New Holdings, Inc., 144A, 6.75%, 07/01/2026(g)	1,316,000	1,409,765
Diamond Sports Group, LLC, 144A, 6.63%, 08/15/2027(g)	2,223,000	2,161,867
Gray Television, Inc., 144A, 7.00%, 05/15/2027(g)	2,000,000	2,222,500
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	3,001,000	3,206,418
Intelsat Jackson Holdings S.A., 144A, (Luxembourg), 8.00%, 02/15/2024(g)	2,500,000	2,565,625
Lamar Media Corp., 5.75%, 02/01/2026	3,000,000	3,179,700
Quebecor Media, Inc., (Canada), 5.75%, 01/15/2023	2,000,000	2,172,500
		29,053,466
Media: Diversified & Production 0.7%
Life Time Fitness, Inc., 144A, 8.50%, 06/15/2023(g)	2,745,000	2,799,900
Metals & Mining 0.2%
Zekelman Industries, Inc., 144A, 9.88%, 06/15/2023(g)	740,000	777,925
Retail 1.7%
eG Global Finance PLC, 144A, (Great Britain), 8.50%, 10/30/2025(g)	1,698,000	1,802,002
L Brands, Inc., 6.75%, 07/01/2036	435,000	381,713
L Brands, Inc., 6.88%, 11/01/2035	1,500,000	1,342,500

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2019

Corporate Bonds (continued)

	Principal Amount	Value(a)
L Brands, Inc., 7.50%, 06/15/2029	$1,897,000	$1,953,910
PetSmart, Inc., 144A, 7.13%, 03/15/2023(g)	750,000	735,000
PetSmart, Inc., 144A, 8.88%, 06/01/2025(g)	500,000	493,750
		6,708,875
Services: Business 1.0%
Solera, LLC, 144A, 10.50%, 03/01/2024(g)	2,000,000	2,122,120
United Rentals North America, Inc., 6.50%, 12/15/2026	1,500,000	1,648,594
		3,770,714
Services: Consumer 1.1%
Dole Food Co., Inc., 144A, 7.25%, 06/15/2025(g)	2,500,000	2,418,750
GEMS MENASA Cayman Ltd., 144A, (Cayman Islands), 7.13%, 07/31/2026(g)	1,639,000	1,725,048
		4,143,798
Telecommunications 6.6%
Altice Financing S.A., 144A, 7.50%, 05/15/2026(g)	500,000	537,500
Altice Financing S.A., 144A, (Luxembourg), 6.63%, 02/15/2023(g)	1,000,000	1,017,500
Altice Finco S.A., 144A, (Luxembourg), 7.63%, 02/15/2025(g)	500,000	517,500
Altice Finco S.A., 144A, (Luxembourg), 8.13%, 01/15/2024(g)	3,000,000	3,092,940
Altice France S.A., 144A, (France), 7.38%, 05/01/2026(g)	3,235,000	3,473,225
Altice France S.A., 144A, (France), 8.13%, 02/01/2027(g)	769,000	866,086
Altice Luxembourg S.A., 144A, (Luxembourg), 10.50%, 05/15/2027(g)	1,000,000	1,140,050
Iridium Communications, Inc., 144A, 10.25%, 04/15/2023(g)	2,500,000	2,675,000
Qwest Corp., 6.75%, 12/01/2021	1,750,000	1,884,243
Qwest Corp., 6.88%, 09/15/2033	3,750,000	3,766,875
Sprint Corp., 7.63%, 03/01/2026	1,425,000	1,571,490
T-Mobile USA, Inc., 6.38%, 03/01/2025	3,500,000	3,616,655
T-Mobile USA, Inc., 6.50%, 01/15/2026	1,500,000	1,608,315
		25,767,379

Corporate Bonds (continued)

	Principal Amount	Value(a)
Transportation: Cargo 1.5%
XPO Logistics, Inc., 144A, 6.50%, 06/15/2022(g)	$1,500,000	$1,528,500
XPO Logistics, Inc., 144A, 6.75%, 08/15/2024(g)	3,995,000	4,339,968
		5,868,468
Utilities: Electric 2.1%
NRG Energy, Inc., 7.25%, 05/15/2026	5,500,000	6,008,750
NSG Holdings, LLC / NSG Holdings, Inc., 144A, 7.75%, 12/15/2025(g)	2,026,963	2,239,794
		8,248,544
Wholesale 0.3%
Builders FirstSource, Inc., 144A, 6.75%, 06/01/2027(g)	1,191,000	1,305,634
Total Corporate Bonds (Cost: $243,794,114)		251,617,658

Collateralized Loan Obligations 46.0%(e)(g)(i)

Collateralized Loan Obligations — Debt 33.7%(c)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 7.74%, 04/30/2031	2,000,000	1,851,388
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 7.95%, 9.89%, 04/30/2031	500,000	429,004
AMMC CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 9.29%, 07/25/2029	1,250,000	1,223,110
AMMC CLO XIX, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 9.00%, 10/15/2028	2,000,000	1,979,502
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 7.44%, 04/25/2031	3,000,000	2,881,491
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 5.70%, 7.70%, 07/16/2031	2,000,000	1,912,494
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.70%, 10.70%, 07/16/2031	850,000	819,885
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.05%, 9.97%, 11/27/2031	1,550,000	1,278,108

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2019

Collateralized Loan Obligations(e)(g)(i) (continued)

	Principal Amount	Value(a)
Bain Capital Credit CLO, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 7.04%, 9.04%, 01/15/2029	$2,000,000	$1,950,668
Canyon Capital CLO, Ltd., (Cayman Islands), 3M LIBOR + 5.75%, 7.75%, 07/15/2031	750,000	685,301
Carlyle Global Market Strategies CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.00%, 7.97%, 04/20/2031	3,000,000	2,681,046
CBAM, Ltd. 2017-3, (Cayman Islands), 3M LIBOR + 6.50%, 8.50%, 10/17/2029	3,000,000	2,999,814
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 8.35%, 10/17/2030	2,000,000	1,956,018
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 8.28%, 10/23/2031	2,000,000	1,893,092
Crestline Denali CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 9.32%, 04/20/2030	3,875,000	3,637,575
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 7.90%, 04/15/2031	5,000,000	4,579,865
Dryden 26 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 7.54%, 04/15/2029	2,000,000	1,940,988
Dryden 40 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 7.66%, 08/15/2031	3,000,000	2,827,062
Dryden 45 Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.85%, 7.85%, 10/15/2030	3,000,000	2,855,334
Dryden 68 CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.75%, 8.75%, 07/15/2032	1,250,000	1,208,404
Goldentree Loan Opportunities X, Ltd., (Cayman Islands), 3M LIBOR + 5.65%, 7.62%, 07/20/2031	1,750,000	1,678,378
Highbridge Loan Management, Ltd. 2013-2, (Cayman Islands), 3M LIBOR + 8.25%, 10.22%, 10/20/2029	2,250,000	1,897,155
Highbridge Loan Management, Ltd. 2014-4, (Cayman Islands), 3M LIBOR + 7.36%, 9.30%, 01/28/2030	2,000,000	1,718,038
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 3M LIBOR + 5.75%, 7.70%, 07/22/2031	1,200,000	1,084,009

Collateralized Loan Obligations(e)(g)(i) (continued)

	Principal Amount	Value(a)
KKR CLO 15, Ltd., (Cayman Islands), 3M LIBOR + 6.44%, 8.44%, 01/18/2032	$3,000,000	$2,717,109
LCM 30, Ltd., (Cayman Islands), 3M LIBOR + 6.95%, 8.92%, 04/20/2031	1,200,000	1,202,120
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.00%, 8.00%, 10/15/2031	3,750,000	3,406,920
LCM XXIII, LP, (Cayman Islands), 3M LIBOR + 7.05%, 9.02%, 10/20/2029	3,000,000	2,729,628
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.77%, 9.72%, 10/22/2030	2,500,000	2,278,805
Madison Park Funding XXVI, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 8.43%, 07/29/2030	1,500,000	1,471,113
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 7.10%, 9.05%, 01/22/2031	3,000,000	3,007,338
Marble Point CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.53%, 8.50%, 01/20/2032	2,500,000	2,302,407
Mariner CLO, LLC 2019 1A E, (Cayman Islands), 3M LIBOR + 6.89%, 8.83%, 04/30/2032	1,000,000	946,254
Newark BSL CLO 1, Ltd., (Cayman Islands), 3M LIBOR + 6.75%, 8.69%, 12/21/2029	2,000,000	1,971,664
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 7.68%, 06/15/2031	2,000,000	1,653,096
Oaktree CLO 2019-4, Ltd., (Cayman Islands), 3M LIBOR + 7.23%, 9.15%, 10/20/2032	1,500,000	1,444,377
Oaktree CLO, Ltd. 2014-1, (Cayman Islands), 3M LIBOR + 6.30%, 8.21%, 05/13/2029	5,000,000	4,385,990
Oaktree CLO, Ltd. 2019-2, (Cayman Islands), 3M LIBOR + 6.77%, 8.77%, 04/15/2031	2,000,000	1,845,104
Octagon Investment Partners XV, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 8.97%, 07/19/2030	1,500,000	1,481,972
Octagon Investment Partners XXI, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 8.91%, 02/14/2031	2,075,000	2,028,271

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2019

Collateralized Loan Obligations(e)(g)(i) (continued)

	Principal Amount	Value(a)
Octagon Loan Funding, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 7.90%, 11/18/2031	$3,000,000	$2,790,591
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 7.50%, 9.40%, 11/20/2027	2,850,000	2,851,271
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 7.90%, 9.87%, 01/20/2032	2,750,000	2,580,911
OHA Credit Partners XII, Ltd., (Cayman Islands), 3M LIBOR + 5.45%, 7.38%, 07/23/2030	1,500,000	1,426,548
OZLM XI, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 8.94%, 10/30/2030	2,750,000	2,604,742
OZLM XXIII, Ltd. 2019-23A, (Cayman Islands), 3M LIBOR + 6.80%, 8.80%, 04/15/2032	1,750,000	1,688,482
Silver Creek CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 8.37%, 07/20/2030	1,000,000	968,947
Steele Creek CLO, Ltd. 2015-1, (Cayman Islands), 3M LIBOR + 8.85%, 10.74%, 05/21/2029	3,000,000	2,482,158
Steele Creek CLO, Ltd. 2016-1, (Cayman Islands), 3M LIBOR + 5.75%, 7.64%, 06/15/2031	3,000,000	2,501,607
TCI-Flatiron CLO, Ltd. 2018-1, (Cayman Islands), 3M LIBOR + 6.60%, 8.53%, 01/29/2032	3,000,000	2,980,686
TCI-Symphony CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.45%, 8.45%, 07/15/2030	2,100,000	2,089,536
TICP CLO XIII, Ltd., (Cayman Islands), 3M LIBOR + 6.75%, 9.12%, 07/15/2032	2,500,000	2,500,475
Venture 36 CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.92%, 8.89%, 04/20/2032	2,000,000	1,851,580
Venture XXIV CLO, Ltd. 2016-24A, (Cayman Islands), 3M LIBOR + 6.72%, 8.69%, 10/20/2028	700,000	657,992
Venture XXVI CLO, Ltd. 2017-26A, (Cayman Islands), 3M LIBOR + 6.80%, 8.77%, 01/20/2029	1,000,000	906,367
Venture XXVII CLO, Ltd. 2017-27A, (Cayman Islands), 3M LIBOR + 6.35%, 8.32%, 07/20/2030	2,025,000	1,872,090

Collateralized Loan Obligations(e)(g)(i) (continued)

	Principal Amount	Value(a)
Venture XXVIII CLO, Ltd. 2017-28A, (Cayman Islands), 3M LIBOR + 6.16%, 8.13%, 10/20/2029	$4,000,000	$3,624,676
Vibrant CLO X, Ltd., (Cayman Islands), 3M LIBOR + 6.19%, 8.16%, 10/20/2031	3,000,000	2,661,165
Voya CLO, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 5.90%, 7.90%, 10/18/2031	2,750,000	2,626,063
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.20%, 8.17%, 10/20/2031	3,000,000	2,850,228
Voya CLO, Ltd. 2017-3, (Cayman Islands), 3M LIBOR + 6.20%, 8.17%, 07/20/2030	2,390,000	2,314,751
Wellfleet CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 6.75%, 8.72%, 10/20/2029	2,000,000	1,891,354
		131,562,117
Collateralized Loan Obligations — Equity 12.3%
Allegro CLO VIII, Ltd., (Cayman Islands), 15.47%, 07/15/2031	3,500,000	2,583,399
Allegro CLO, Ltd. 2017-1A, (Cayman Islands), 8.97%, 10/16/2030	2,000,000	1,261,204
AMMC CLO XXI, Ltd., (Cayman Islands), 10.64%, 11/02/2030	500,000	377,342
Atlas Senior Loan Fund III, Ltd., (Cayman Islands), 9.70%, 11/17/2027	1,800,000	563,654
Canyon Capital CLO, Ltd. 2019-1, (Cayman Islands), 12.67%, 04/15/2032	1,000,000	794,802
Carlyle Global Market Strategies CLO, Ltd. 2013-4, (Cayman Islands), 24.74%, 01/15/2031	1,259,000	623,746
Carlyle Global Market Strategies CLO, Ltd. 2017-3, (Cayman Islands), 10.69%, 07/20/2029	1,750,000	1,048,096
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 12.64%, 10/15/2030	3,222,500	2,445,114
Cedar Funding CLO IV, Ltd., (Cayman Islands), 20.52%, 07/23/2030	2,500,000	1,863,132
Cedar Funding CLO V, Ltd., (Cayman Islands), 15.24%, 07/17/2031	2,546,000	2,501,516

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2019

Collateralized Loan Obligations(e)(g)(i) (continued)

	Principal Amount	Value(a)
Cedar Funding CLO VI, Ltd., (Cayman Islands), 18.73%, 10/20/2028	$2,000,000	$1,692,580
Cedar Funding CLO VIII, Ltd., (Cayman Islands), 10.25%, 10/17/2030	2,000,000	1,410,832
Crestline Denali CLO XVI, Ltd. 2018-1A, (Cayman Islands), 12.91%, 01/20/2030	2,000,000	1,474,044
Dryden 57 Senior Loan Fund, (Cayman Islands), 16.23%, 05/15/2031	573,500	504,358
Halcyon Loan Advisors Funding, Ltd. 2017-1, (Cayman Islands), 9.83%, 06/25/2029	1,750,000	1,002,271
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 20.82%, 07/22/2031	3,500,000	3,340,939
LCM XIII, LP, (Cayman Islands), 9.68%, 07/19/2027	2,175,000	803,676
LCM XV, LP, (Cayman Islands), 16.60%, 07/20/2030	5,875,000	2,198,736
LCM XXIII, LP, (Cayman Islands), 5.14%, 10/20/2029	3,100,000	1,521,204
Madison Park Funding XII, Ltd., (Cayman Islands), 15.45%, 07/20/2026	4,000,000	1,209,124
Madison Park Funding XXXI, Ltd., (Cayman Islands), 13.79%, 01/23/2048	2,000,000	1,566,536
Mariner CLO, Ltd. 2018-5, (Cayman Islands), 12.57%, 04/25/2031	2,567,500	1,939,089
Oaktree CLO, Ltd. 2015-1A, (Cayman Islands), 21.39%, 10/20/2027	4,000,000	2,296,840
Oaktree CLO, Ltd. 2018-1, (Cayman Islands), 13.78%, 10/20/2030	4,250,000	3,570,956
OHA Credit Partners VII, Ltd., (Cayman Islands), 7.66%, 11/20/2027	2,000,000	1,129,066
OZLM XIX, Ltd. 2017-19A, (Cayman Islands), 12.09%, 11/22/2030	2,440,000	1,525,185

Collateralized Loan Obligations(e)(g)(i) (continued)

	Principal Amount	Value(a)
OZLM XXI, Ltd. 2017-2 1A, (Cayman Islands), 13.50%, 01/20/2031	$1,750,000	$1,289,409
Venture XXX CLO, Ltd., (Cayman Islands), 15.70%, 01/15/2031	2,100,000	1,639,672
Vibrant CLO VI, Ltd., (Cayman Islands), 9.34%, 06/20/2029	1,500,000	847,551
Voya CLO, Ltd. 2017-2, (Cayman Islands), 10.22%, 06/07/2030	1,000,000	666,595
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 15.68%, 01/20/2032	3,000,000	2,220,129
West CLO, Ltd. 2013-1, (Cayman Islands), 0.00%, 11/07/2025	500,000	107,387
		48,018,184
Total Collateralized Loan Obligations (Cost: $191,193,196)		179,580,301

Common Stocks 0.0%(e)(g)(k)

	Shares
Energy: Oil & Gas 0.0%
Templar Energy, LLC, Class A Common Equity	145,457	—
Templar Energy, LLC, Class A Preferred Equity(l)	254,588	—
Total Common Stocks (Cost: $7,606,719)		—

Warrants 0.0%(e)(g)(j)(k)

Media: Advertising, Printing & Publishing 0.0%
Affinion Group Holdings, Inc.	7,874	—
Total Warrants (Cost: $3,922,355)		—
Total Investments — 141.7% (Cost: $567,356,483)		$552,833,421
Liabilities in Excess of Other Assets — (41.7%)		(162,736,969)
Net Assets — 100.0%		$390,096,452

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

December 31, 2019

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the "all-in" rate as of December 31, 2019.

(c)  Variable rate coupon rate shown as of December 31, 2019.

(d)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(e)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of the Notes to Financial Statements).

(f)  As of December 31, 2019, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Financial Statements for further information on revolving and delayed draw loan commitments.

Unfunded commitment	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
DCG Acquisition Corp.	$297,428	$0	$297,428
Mister Car Wash Holdings, Inc.	98,540	0	98,540
Total	$395,968	$0	$395,968

(g)  All of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") Senior Loans, Collateralized Loan Obligations, Common Stocks, Warrants and Corporate Bonds issued as 144A, which as of December 31, 2019 represented 115.3% of the Fund's net assets or 78.5% of the Fund's total assets, are subject to legal restrictions on sales.

(h)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(i)  Collateralized Loan Obligations are all issued as 144A securities.

(j)  Non-income producing security as of December 31, 2019.

(k)  Security valued at fair value using methods determined in good faith or under the direction of the board of trustees.

(l)  Pay-In-Kind security (PIK), which may pay interest/dividends in additional par/shares.

  As of December 31, 2019, the aggregate cost of securities for Federal income tax purposes was $569,363,104. Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$11,841,337
Gross unrealized depreciation	(28,371,020)
Net unrealized depreciation	$(16,529,683)

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

$  U.S. Dollars

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments, at value (cost $567,356,483)	$552,833,421
Cash	4,191,270
Cash denominated in foreign currency, at value (cost $58,114)	59,051
Receivable for securities sold	7,814,049
Interest and principal receivable	7,410,704
Deferred debt issuance cost	193,359
Other assets	199,627
Total assets	572,701,481
Liabilities:
Line of credit outstanding	163,316,318
Payable for securities purchased	17,818,490
Payable for investment advisory fees	458,286
Payable for interest expense	326,391
Payable for commitment fee	43,591
Payable for investor support fees	32,084
Payable for administration and transfer agent fees	18,841
Accrued expenses and other payables	591,028
Total liabilities	182,605,029
Net assets	$390,096,452
Net assets consist of:
Paid-in capital	$444,104,685
Distributable earnings accumulated loss	(54,008,233)
Net assets	$390,096,452
Common shares:
Net assets	$390,096,452
Shares outstanding (authorized 1 billion shares of $0.001 par value)	22,914,939
Net asset value per share	$17.02

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Operations

	For the Period Ended December 31, 2019(a)	For the Year Ended October 31, 2019
Investment income:
Interest	$6,072,683	$44,901,693
Expenses:
Investment advisory fees (Note 6)	901,705	5,535,855
Interest expense (Note 5)	707,788	5,209,026
Administrative services of the adviser (Note 6)	68,019	405,138
Legal fees	75,069	153,788
Investor support fees (Note 6)	63,119	387,510
Administration, custodian and transfer agent fees (Note 6)	69,524	424,614
Insurance expense	27,910	219,245
Amortization of debt issuance cost (Note 5)	29,903	129,885
Audit fees	89,500	129,630
Directors fee expense	26,773	160,197
Commitment fee expense (Note 5)	13,251	72,969
Printing expense	23,750	95,000
Tax expense	15,997	70,000
Other expenses	22,906	137,190
Total expenses	2,135,214	13,130,047
Net investment income	3,937,469	31,771,646
Net realized and unrealized gain/(loss) on investments and foreign currency
Net realized gain/(loss) on investments	(325,785)	(9,694,555)
Net realized gain on foreign currency	40,353	203,362
Net unrealized gain/(loss) on investments	15,152,621	(20,161,177)
Net unrealized gain/(loss) on foreign currency	(63,233)	2,444,903
Net realized and unrealized gain/(loss) on investments and foreign currency	14,803,956	(27,207,467)
Total increase in net assets resulting from operations	$18,741,425	$4,564,179

(a)  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Changes in Net Assets

	For the Period Ended December 31, 2019(a)	For the Year Ended October 31 , 2019	For the Year Ended October 31 , 2018
Increase (decrease) in net assets from operations:
Net investment income	$3,937,469	$31,771,646	$30,937,542
Net realized gain/(loss) on investments and foreign currency	(285,432)	(9,491,193)	4,020,664
Net unrealized gain/(loss) on investments and foreign currency	15,089,388	(17,716,274)	(16,880,811)
Net increase from operations	18,741,425	4,564,179	18,077,395
Distributions to shareholders from (Note 2):
Distributable earnings	(4,926,712)	(29,565,391)	(29,506,878)
Increase (decrease) in net assets from operations and distributions	13,814,713	(25,001,212)	(11,429,483)
Share transactions:
Cost of shares repurchased (Note 4)	—	(673,460)	—
Net decrease from share transactions	—	(673,460)	—
Total increase (decrease) in net assets	13,814,713	(25,674,672)	(11,429,483)
Net Assets, beginning of period	376,281,739	401,956,411	413,385,894
Net Assets, end of period	$390,096,452	$376,281,739	$401,956,411

(a)  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Cash Flows

	For the Period Ended December 31, 2019(a)	For the Year Ended October 31, 2019
Operating Activities:
Net increase in net assets resulting from operations	$18,741,425	$4,564,179
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(63,578,517)	(441,049,358)
Proceeds from the sale of investments	71,865,557	434,243,833
Amortization and accretion of discounts and premiums, net	379,712	1,774,401
Net realized (gain)/loss on investments	325,785	9,694,555
Net unrealized (gain)/loss on investments	(15,152,621)	20,161,177
Effect of exchange rate changes on line of credit	21,694	(2,546,513)
Amortization of debt issuance cost	29,903	129,885
Changes in operating assets and liabilities:
Receivable for securities sold	368,373	(2,707,611)
Interest and principal receivable	(846,563)	110,242
Other assets	(150,876)	(48,750)
Payable for securities purchased	(1,127,853)	(3,342,760)
Payable for investment advisory fees	(10,395)	(16,206)
Payable for interest expense	(47,181)	(59,482)
Payable for commitment fees	(5,192)	48,783
Payable for investor support fees	(727)	(1,135)
Payable for administration and transfer agent fees	(489)	(19,447)
Accrued expenses and other payables	150,913	180,951
Net cash provided by operating activities	10,962,948	21,116,744
Financing Activities:
Borrowings on line of credit	27,500,000	144,204,362
Paydowns on line of credit	(33,692,240)	(137,584,653)
Deferred debt issuance costs	(3,314)	(137,506)
Cost of shares repurchased	—	(673,460)
Distributions paid to common shareholders	(4,926,712)	(29,565,391)
Net cash used in financing activities	(11,122,266)	(23,756,648)
Net decrease in cash	(159,318)	(2,639,904)
Cash:
Beginning of period	4,409,639	7,049,543
End of period	$4,250,321	$4,409,639
Supplemental disclosure of cash flow information:
Cash paid for interest during the period	$754,969	$5,268,508

(a)  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

	For the Period Ended December 31, 2019*		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Per share data:
Net asset value, beginning of period	$16.42		$17.50	$18.00	$17.04	$16.95	$18.72
Income from investment operations:
Net investment income	0.17		1.39	1.35	1.33	1.23	1.21
Net realized and change in unrealized gain (loss)	0.65		(1.18)	(0.56)	0.87	0.16	(1.58)
Total increase (decrease) from investment operations	0.82		0.21	0.79	2.20	1.39	(0.37)
Less distributions declared to shareholders:
From net investment income	(0.22)		(1.29)	(1.29)	(1.24)	(1.23)	(1.33)
From net realized gains	—		—	—	—	—	(0.07)
From return of capital	—		—	—	—	(0.07)	— (a)
Total distributions declared to shareholders	(0.22)		(1.29)	(1.29)	(1.24)	(1.30)	(1.40)
Net asset value common shares, end of period	$17.02		$16.42	$17.50	$18.00	$17.04	$16.95
Market value common shares, end of period	$15.35		$14.48	$14.97	$16.45	$14.70	$14.37
Net asset value total return(b)	4.99	%(c)	1.23%	4.47%	13.33%	8.98%	(2.11)%
Market value total return(d)	7.53	%(c)	5.49%	(1.43)%	20.91%	12.47%	(6.74)%
Ratios to average net assets/ supplemental data:
Net assets, end of period	$390,096,452		$376,281,739	$401,956,411	$413,385,894	$391,787,051	$398,044,094
Expenses, inclusive of interest expense and amortization of debt issuance	3.36	%(e)	3.37%	3.20%	2.90%	2.96%	2.83%
Expenses, exclusive of interest expense and amortization of debt issuance	2.20	%(e)	2.03%	2.02%	2.08%	2.34%	2.39%
Net investment income	6.15	%(e)	8.16%	7.54%	7.52%	7.68%	6.51%
Portfolio turnover rate	11.70	%(c)	78.40%	82.47%	84.35%	92.30%	89.67%

*  For the two month period ended December 31, 2019. See Note 1 of Notes to Financial Statements.

(a)  Less than $0.005.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year.

(c)  Not annualized.

(d)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

(e)  Annualized.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

December 31, 2019

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986 ("the Code"), as amended. The Fund commenced operations on November 27, 2012. Ares Capital Management II LLC (the "Adviser") was registered as a Registered Investment Adviser with the SEC on June 9, 2011 and serves as the investment adviser to the Fund.

Investment Objective and Policies

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio. Under normal market conditions, the Fund will not invest more than (i) 40% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 10% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

Fiscal Year End Change

On September 25, 2019, the Fund's board of directors approved a change to the fiscal year end of the Fund from October 31 to December 31. Accordingly, the Fund's financial statements and related notes include information as and for the two month period ended December 31, 2019, and the year ended October 31, 2019.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP") and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The Adviser makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their fair value. See Note 3 for more information on the Fund's valuation process.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected and adjusted for accretion of discounts and amortization of premiums. The Fund may have investments that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified, may be added to the principal balance and adjusted cost of the investments and recorded as interest income. All interest for the period ended December 31, 2019 and year ended October 31, 2019 was recorded as cash.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest, the accretion of discounts, and amortization of premiums.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund's cash and cash equivalents are maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. While the Fund's current cash balance exceeds insurance limits, the risk of loss is remote.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2019

accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

Dividends to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its board of directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The board of directors may elect to change the Fund's distribution policy at any time.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2019

unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of December 31, 2019, the value of loans disclosed in the Schedule of Investments does not include unfunded commitments, which total $395,968.

Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of the Code, as amended, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to incur an excise tax if it is deemed prudent by its board of directors from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the period ended December 31, 2019 and year ended October 31, 2019, the Fund incurred U.S. federal excise taxes of $15,997 and $70,000 respectively.

As of December 31, 2019, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to differing treatments for foreign currency gains and losses, distributions, excise taxes, pay down gains and losses and losses due to wash sales, and QEF income and capital gains. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise. On the Statement of Assets and Liabilities, the following reclassifications were made:

	December 31, 2019	October 31, 2019
Additional paid-in capital/(reduction)	$(15,997)	$(70,000)
Distributable earnings accumulated loss	15,997	70,000

The characterization of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the Fund.

The characterization of distributions paid during the period ended December 31, 2019 and year ended October 31, 2019 was as follows:

	December 31, 2019	October 31, 2019
Ordinary income	$4,926,712	$29,565,391
Capital gain	—	—
Return of capital	—	—

For the period ended December 31, 2019 and year ended October 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

	December 31, 2019	October 31, 2019
Undistributed ordinary income	$4,700,563	$5,476,923
Undistributed capital gains	—	—
Accumulated capital and other losses	(42,084,678)	(41,700,708)
Net unrealized appreciation (depreciation)	(16,624,118)	(31,615,158)
Total accumulated deficit	$(54,008,233)	$(67,838,943)

As of December 31, 2019, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder.

No Expiration Short-Term(1)	No Expiration Long-Term(1)
$4,307,993	$37,776,685

(1) On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modifies several of the federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. These losses without expiration must be used prior to the loss layers with expiration.

During the period ended December 31, 2019, the Fund did not utilize capital loss carryforwards.

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Fund has evaluated

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2019

the implications of ASC 740 for all open tax years, and have determined there is no impact to the Fund's financial statements as of period ended December 31, 2019. The Fund's federal and state income returns for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and states department of revenue.

All penalties and interest associated with income taxes, if any, are included in other expenses in the Statement of Operations. There were no penalties and interest incurred by the Fund for the current fiscal year.

Deferred Debt Issuance Costs

Debt issuance costs are amortized over the life of the related debt instrument using the straight line method.

Recently Issued Accounting Pronouncements

In March 2017, the FASB issued ASU No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. The ASU is effective for fiscal years and for interim periods within those fiscal years beginning after December 15, 2018. The Fund has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of November 1, 2019, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines "fair value" as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Valuations based on quoted prices in markets that are not active or which all significant inputs are observable either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820. Consistent with the Fund's valuation policy, the Fund evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets it evaluates in which securities with similar attributes are trading), in determining fair value. The Fund's valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund's portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2019

all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Senior loans and corporate debts: The fair value of senior loans and corporate debt is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common Stocks and warrants: The fair value of common stocks and warrants are estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value.

The following is a summary of inputs used as of December 31, 2019 in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	106,038,643	15,596,819	121,635,462
Corporate Bonds	—	251,617,658	—	251,617,658
Collateralized Loan Obligations	—	—	179,580,301	179,580,301
Common Stocks	—	—	—	—
Warrants	—	—	—	—
Total Investments	—	357,656,301	195,177,120	552,833,421

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Common Stock ($)	Warrants ($)	Total ($)
Balance as of October 31, 2019	12,743,556	169,510,000	—	—	182,253,556
Purchases(a)	2,201,828	4,925,267	—	—	7,127,095
Sales(b)	(3,505,489)	(4,998,175)	—	—	(8,503,664)
Net realized and unrealized gain/ (loss)	36,246	10,114,586	—	—	10,150,832
Net accrued discounts	3,207	28,623	—	—	31,830
Transfers in to Level 3	6,998,721	—	—	—	6,998,721
Transfers out of Level 3	(2,881,250)	—	—	—	(2,881,250)
Balance as of December 31, 2019	15,596,819	179,580,301	—	—	195,177,120
Net change in unrealized appreciation/(depreciation) from investments held as of December 31, 2019	13,515	9,813,243	—	—	9,826,758

(a) Purchases include PIK interest and securities received from restructure.

(b) Sales include principal redemptions.

Investments were transferred into and out of Level 3 and out of and into Level 2 during the year ended December 31, 2019 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser. The valuation techniques used by the Adviser to measure fair value as of December 31, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund's Level 3 securities are outlined in the table below.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range	Weighted Average
Assets Investments in securities
Senior Loans	15,596,819	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Collateralized Loan Obligations	179,580,301	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A	N/A
Common Stock	—	Enterprise Value Analysis — Adjusted NAV	IOI	N/A	N/A
Warrants	—	Enterprise Value Analysis — Adjusted NAV	EBITDA	10x	10x
Total Level 3 Investments	195,177,120

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2019

(4) Common Stock

Common share transactions were as follows:

	Period Ended December 31, 2019		Year Ended October 31, 2019
	Shares	Amount ($)	Shares	Amount ($)
Common shares outstanding — beginning of period	22,914,939	429,112,863	22,962,441	429,786,323
Common shares repurchased — shares repurchase plan	—	—	(47,502)	(673,460)
Common shares outstanding — end of period	22,914,939	429,112,863	22,914,939	429,112,863

The board of directors has authorized the repurchase of shares of the Fund's outstanding common stock on the open market at the Fund management's discretion when shares of the common stock are trading on the NYSE at a discount of 10% or more (or such other percentage as the board of directors may determine from time to time) from the net asset value of the shares. The Fund is not required to effect common share repurchases. Any such purchases of Fund shares of common stock may not materially impact the discount of the market price of the Fund's shares of common stock relative to their net asset value and any narrowing of this discount that does result may not be maintained.

(5) Credit Facility

The Fund is a party to a senior secured revolving credit facility (as amended, the "Credit Facility"), which allows for the Fund to borrow up to $212 million at any one time outstanding. The Credit Facility maturity date is October 2, 2021. Under the Credit Facility, the Fund is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, and (d) maintaining a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of the Fund of not less than 3:1.0. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. Amounts available to borrow under the Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Fund's portfolio that are pledged as collateral.

As of December 31, 2019, there was $163,316,318 outstanding under the Credit Facility. Loans under the Credit Facility generally bear interest at the applicable LIBOR rate plus 0.95%. Unused portions of the Credit Facility accrue a commitment fee equal to an annual rate of 0.15%. The fair value of the Fund's borrowings under the Credit Facility approximates the carrying amount presented in the accompanying Statement of Assets and Liabilities at cost for the remaining maturity for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy.

For the period ended December 31, 2019 the components of interest and unused commitment fees expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Credit Facility were as follows:

	For the Period Ended December 31, 2019 ($)	For the Year Ended October 31, 2019 ($)
Stated interest expense	707,788	5,209,026
Unused commitment fees	13,251	$72,969
Total interest and credit facility fees expense	721,039	5,281,995
Annualized average stated interest rate	2.65%	3.22%
Average outstanding balance	159,866,345	164,020,384
Amortization of debt issuance costs	29,903	129,885

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. For non-public indebtedness issued by the Fund (for example, the Credit Facility), the Fund may be able to continue to pay distributions on its capital stock or purchase its capital stock even if the asset coverage ratio on its indebtedness falls below 300%. As of December 31, 2019, the Fund's asset coverage was 339%.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2019

(6) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an affiliate of Ares Management Corporation ("Ares") and leverages Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the investment advisory agreement with the Fund ("Investment Advisory Agreement"). Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness ("Managed Assets"). The management fees incurred by the Fund for the period ended December 31, 2019 and year ended October 31, 2019 were $901,705 and $5,535,855 respectively.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Fund at the Fund's request. Under the Investment Advisory Agreement, the Adviser may seek reimbursement from the Fund for the costs of these administrative services provided to the Fund by the Adviser and its affiliates. The Fund incurred such administrative costs for the period ended December 31, 2019 and year ended October 31, 2019 of $68,019 and $405,138 respectively.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund pays State Street for these services. The total expenses incurred by the Fund for the period ended December 31, 2019 and year ended October 31, 2019 were $69,524 and $424,614 respectively.

The Fund has retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the ongoing operations of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's common shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and maintaining a website for the Fund. The Fund pays Destra a fee equal to 0.07% of Managed Assets per annum for these services. The terms of this agreement are in effect for an initial period of two years and shall thereafter continue for successive one year periods.

The total expenses incurred by the Fund for the period ended December 31, 2019 and year ended October 31, 2019 were $63,119 and $387,510 respectively.

(7) Investment Transactions

For the period ended December 31, 2019, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from the Sale of Investments
$63,875,945	$(71,065,756)

(8) Risk Factors

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2019

satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2019

Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2019

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund may utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

LIBOR Rate Risk

National and international regulators and law enforcement agencies have conducted investigations into a number of rates or indices that are deemed to be "reference rates." Actions by such regulators and law enforcement agencies may result in changes to the manner in which certain reference rates are determined, their discontinuance, or the establishment of alternative reference rates. In particular, on July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (the "FCA"), which regulates LIBOR, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. It appears highly likely that LIBOR will be discontinued or modified by 2021.

The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities (the "Secured Overnight Financing Rate," or "SOFR"). The future of LIBOR at this time is uncertain. Potential changes, or uncertainty related to such potential changes, may adversely

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2019

affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities, or the cost of our borrowings. In addition, changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities, including the value of the LIBOR-indexed, floating-rate debt securities in our portfolio, or the cost of our borrowings. Additionally, if LIBOR ceases to exist, the Fund may need to renegotiate the credit agreement extending beyond 2021 with our credit facility lenders that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the

Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2019

Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2019

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or "CCC+" or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom ("UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. The uncertainty in the wake of the UK's "Brexit" referendum and subsequent political developments could have a negative impact on both the UK economy and the economies of other countries in Europe. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-US issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in US dollars and the depreciation of the British pound sterling and/or the Euro in relation to the US dollar in anticipation of Brexit or otherwise adversely affects the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer. Global central banks may maintain historically low interest rates longer than was anticipated prior to the Brexit vote, which could adversely affect the Fund's income and its level of distributions.

(9) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

The following common share distributions were declared on January 10, 2020:

Ex-Date: January 21, 2020
Record Date: January 22, 2020
Payable Date: January 31, 2020
Per Share Amount: $0.1075

Ex-Date: February 20, 2020
Record Date: February 21 22, 2020
Payable Date: February 28, 2020
Per Share Amount: $0.1075

Ex-Date: March 19, 2020
Record Date: March 20, 2020
Payable Date: March 31, 2020
Per Share Amount: $0.1075

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Ares Dynamic Credit Allocation Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2019, and the related statements of operations and cash flows for the period from November 1, 2019 to December 31, 2019 and the year ended October 31, 2019, the statements of changes in net assets for the period from November 1, 2019 to December 31, 2019 and each of the two years in the period ended October 31, 2019, the financial highlights for the period from November 1, 2019 to December 31, 2019 and each of the five years in the period ended October 31, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2019, the results of its operations and its cash flows for the period from November 1, 2019 to December 31, 2019 and for the year ended October 31, 2019, the changes in its net assets for the period from November 1, 2019 to December 31, 2019 and for each of the two years ended October 31, 2019 and its financial highlights for the period from November 1, 2019 to December 31, 2019 and for each of the five years in the period ended October 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2012.

Los Angeles, California
February 28, 2020

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

December 31, 2019

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available (1) without charge, upon request, by calling 1-877-855-3434; (2) on the SEC's website at http ://www.sec.gov.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2019

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the board of directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in noncertificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at One Lincoln Street, Boston, Massachusetts 02111 or by telephone at (877) 272-8164.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2019

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles CA 90067

Administrator Custodian and Transfer Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DRIP Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Investor Support Services

Destra Capital Investments LLC
901 Warrenville Road, Suite 15
Lisle, IL 60532

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2019

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2019

Directors

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs 1956	Director and Chairman of the Board	Since 2011***	Partner, Ares Management, L.P.	1	Terex Corporation; CION Ares Diversified Credit Fund
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager of ARDC	Since 2012**	Mr. Brufsky is a Partner and Co-Head and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group and a member of the Management Committee of Ares Management. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. He has served as Director, President and Chief Executive Officer of ARDC since 2012.	1	None
Independent Directors
James K. Hunt 1951	Director	Since 2016***	Consultant, Tournament Capital Advisors, LLC; from 2015 to 2016, Managing Partner and Chief Executive Officer, Middle Market Credit platform — Kayne Anderson Capital Advisors LLC; from 2014 to 2015, Chairman, THL Credit, Inc.; from 2010 to 2014, Chief Executive Officer and Chief Investment Officer, THL Credit, Inc. and THL Credit Advisors LLC	1	PennyMac Financial Services, Inc.; CION Ares Diversified Credit Fund
John J. Shaw 1951	Director	Since 2012**	Independent Consultant; prior to 2012, President, Los Angeles Rams	1	CION Ares Diversified Credit Fund

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2019

Directors

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Bruce H. Spector 1942	Director	Since 2014*	Independent Consultant; from 2007 to 2015, Senior Advisor, Apollo Global Management LLC (private equity)	1	The Private Bank of California (2007-2013); CION Ares Diversified Credit Fund

(1)  The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2)  "Interested person," as defined in the Investment Company Act, of the Fund. Mr. Sachs and Mr. Brufsky are interested persons of the Fund due to their affiliation with the Adviser.

(3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

* Term continues until the Fund's 2020 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

** Term continues until the Fund's 2021 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

*** Term continues until the Fund's 2022 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2019

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Seth J. Brufsky 1966	President, Chief Executive Officer, Director and Portfolio Manager of ARDC	Since 2012

Mr. Brufsky is a Partner and Co-Head and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group and a member of the Management Committee of Ares Management. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. He has served as Director, President and Chief Executive Officer of ARDC since 2012.

Penni F. Roll 1965	Treasurer	Since 2016

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer of Ares Capital Corporation, and Treasurer of CION Ares Diversified Credit Fund. She joined Ares in April 2010 as Executive Vice President — Finance of Ares Capital Management. She previously served as Chief Financial Officer of ARDC from October 2016 to September 2017.

Lisa Morgan 1976	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2019	Ms. Morgan is a Managing Partner and Head of Regulatory Compliance in the Ares Compliance Department. She joined Ares in September 2017.
Scott Lem 1977	Chief Financial Officer	Since 2016

Mr. Lem is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of Ares Capital Corporation. He also serves as Chief Financial Officer of CION Ares Diversified Credit Fund. Mr. Lem previously served as Assistant Treasurer of ARCC from May 2009 to May 2013 and Treasurer of ARDC from October 2016 to September 2017. Mr. Lem joined Ares in 2003.

Ian Fitzgerald 1975	General Counsel, Chief Legal Officer and Secretary Vice President and Assistant Secretary	Since 2019 2017-2019

Mr. Fitzgerald is a Managing Director and Associate General Counsel (Credit) in the Ares Legal Group, where he focuses on credit matters. He also serves as Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, Ivy Hill Asset Management's General Partner. Mr. Fitzgerald joined Ares in 2010.

Michael Weiner 1952	Vice President and Assistant Secretary	Since 2012

Mr. Weiner is a Partner and Head of Public Policy & Legislative Affairs and is a member of the Management Committee of Ares Management. Mr. Weiner has been an officer of Ares Capital Corporation since 2006, including General Counsel from September 2006 to January 2010, and also serves as Vice President of Ares Commercial Real Estate Corporation. Mr. Weiner joined Ares in 2006.

Keith Ashton 1967	Vice President and Portfolio Manager of ARDC	Since 2013

Mr. Ashton is a Partner in the Ares Credit Group, Portfolio Manager of Alternative Credit and a member of the Management Committee of Ares Management. Additionally, he serves as a member of the Ares Credit Group's Global Structured Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Prior to joining Ares in 2011, Mr. Ashton was a Partner at Indicus Advisors LLP, where he focused on launching the global structured credit business in May 2007. Previously, Mr. Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where he focused on managing a portfolio of structured credit investments and helped launch TIAA's institutional asset management business.

Daniel Hayward 1985	Vice President	Since 2016

Mr. Hayward is a Partner and Co-Portfolio Manager in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2012, he was a senior collateralized loan obligation analyst at State Street Bank, where he focused on managing a team in the Trustee Department.

Annual Report 2019

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

December 31, 2019

Officers

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Charles Arduini 1969	Vice President and portfolio manager of ARDC	Since 2018	Mr. Arduini is a Partner and Portfolio Manager in the Ares Credit Group, where he focuses on structured credit investments. Mr. Arduini joined Ares in 2011.
Samantha Milner 1978	Vice President and portfolio manager of ARDC	Since 2018

Ms. Milner is a Partner, Portfolio Manager and Head of Research of U.S. Liquid Credit in the Ares Credit Group, where she is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, she serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Ms. Milner joined Ares in 2004.

Jason Duko 1977	Vice President	Since 2018

Mr. Duko is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Duko was a Portfolio Manager at PIMCO, where he managed bank loan assets across a broad range of investment strategies and was responsible for secondary loan trading across all sectors. Previously, Mr. Duko was an Associate Portfolio Manager at Lord Abbett & Co. LLC, where he focused on its leveraged loan business, portfolio management, trading decisions and marketing.

Kapil Singh 1971	Vice President	Since 2018

Mr. Singh is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. high yield credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Singh was a Portfolio Manager in the Global Developed Credit Group at DoubleLine Capital, where he managed high yield bonds across strategies and portfolios in a variety of investment vehicles. Previously, Mr. Singh was a Senior Analyst at the Post Advisory Group, where he managed high yield bonds and leveraged loans within the energy sector. In addition, Mr. Singh was a Co-Portfolio Manager and Senior Credit Analyst at Four Comers Capital, a subsidiary of Macquarie Funds Group. He also held positions as Bradford & Marzec, PPM America and Heller Financial.

Joshua Bloomstein 1973	Vice President and Assistant Secretary	Since 2019

Mr. Bloomstein serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management where he focuses on direct lending matters. He is General Counsel, Vice President and Secretary of Ares Capital Corporation and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. He is also a member of the Ares Enterprise Risk Committee. Mr. Bloomstein joined Ares in 2006.

Naseem Sagati Aghili 1981	Vice President and Assistant Secretary	Since 2019

Ms. Sagati Aghili is a Partner and General Counsel, Corporate and General Counsel, Private Equity, in the Ares Legal Group and is a member of the Management Committee of Ares Management. Ms. Sagati Aghili also serves as Vice President and Assistant Secretary for the CION Ares Diversified Credit Fund. Ms. Sagati Aghili joined Ares in 2009.

(1) The address of each officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

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Annual Report 2019

Item 2. Code of Ethics.

(a)	Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)	The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)	There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Fund’s Code of Ethics is attached hereto as exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Directors of the Fund has determined that the Fund has two members serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The names of the audit committee financial experts are John Joseph Shaw and James K. Hunt. Each of Messrs. Shaw and Hunt has been deemed to be “independent” for the purpose of this Item because he is not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal year ended October 31, 2019 and the fiscal period of November 1, 2019 through December 31, 2019, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $129,800 and $89,500, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

For the fiscal year ended October 31, 2019 and the fiscal period of November 1, 2019 through December 31, 2019, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

For the fiscal year ended October 31, 2019 and the fiscal period of November 1, 2019 through December 31, 2019, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)	Tax Fees

For the fiscal year ended October 31, 2019 and the fiscal period of November 1, 2019 through December 31, 2019, E&Y billed the Fund aggregate fees of $14,500 and $0, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal year ended October 31, 2019 and the fiscal period of November 1, 2019 through December 31, 2019, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)	All Other Fees

For the fiscal year ended October 31, 2019 and the fiscal period of November 1, 2019 through December 31, 2019, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal year ended October 31, 2019 and the fiscal period of November 1, 2019 through December 31, 2019, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)	Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)	Percentage of Services

All of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal year ended October 31, 2019 and the fiscal period of November 1, 2019 through December 31, 2019, were pre-approved by the Audit Committee.

For the fiscal year ended October 31, 2019 and the fiscal period of November 1, 2019 through December 31, 2019, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)	Not applicable.

(g)          For the fiscal year ended October 31, 2019 and the fiscal period of November 1, 2019 through December 31, 2019, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $0 and $0, respectively.

For the fiscal year ended October 31, 2019 and the fiscal period of November 1, 2019 through December 31, 2019, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)          E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Fund’s Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)           The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act. The members of the Fund’s Audit Committee are John Joseph Shaw, James K. Hunt and Bruce H. Spector.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 13(a)(5) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	As of the date of this filing, the portfolio managers of the Fund are as follows:

Seth J. Brufsky

Founding Member, Senior Partner, and Portfolio Manager (since inception)

Investment Experience:

Mr. Brufsky is a Partner in the Ares Credit Group, Co-Head of Global Liquid Credit, Portfolio Manager and a member of the Management Committee of Ares Management Corporation (“Ares Management”). Mr. Brufsky also serves as a Director, President, Chief Executive Officer and Portfolio Manager of the Fund. Additionally, he serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Prior to joining Ares in 1998, Mr. Brufsky was a member of the Corporate Strategy and Research Group of Merrill Lynch & Co., where he focused on analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team during each year of his tenure. Previously, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization.

Mr. Brufsky graduated from Cornell University with a B.S. in Applied Economics and Business Management and received his M.B.A. in Finance with honors from the University of Southern California's Marshall School of Business, where he was awarded the Glassick Scholarship for academic achievement.

Keith Ashton

Portfolio Manager (since inception)

Investment Experience:

Mr. Ashton is a Partner, Portfolio Manager and Co-Head of Alternative Credit in the Ares Credit Group, and a member of the Management Committee of Ares Management. Mr. Ashton serves as a Vice President and Portfolio Manager for the Fund. Additionally, he serves as a member of the Ares Credit Group’s Alternative Credit Executive Committee, Alternative Credit Investment Committee, the Ares Dynamic Credit Allocation Fund Investment Committee and the Ares Diversity and Inclusion Council. Prior to joining Ares in 2011, Mr. Ashton was a Partner at Indicus Advisors LLP, where he focused on launching the global structured credit business in May 2007. Previously, Mr. Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where he focused on managing a portfolio of structured credit investments and helped launch TIAA’s institutional asset management business. Mr. Ashton’s experience as an investor in alternative fixed income products spans virtually all securitized asset classes, including CLOs, consumer and commercial receivables, insurance and legal settlements, small business and trade receivables, whole business securitizations, timeshare and other mortgage-related receivables, and esoteric asset classes such as catastrophe risk and intellectual property.

Mr. Ashton earned a B.A. in Economics from Brigham Young University and received his M.B.A. in Finance & Accounting from the William E. Simon School of Business, University of Rochester.

Charles Arduini

Portfolio Manager (since 2018)

Investment Experience:

Mr. Arduini is a Managing Director, Portfolio Manager and Strategy Head for the CLOs in the Ares Credit Group, where he focuses on alternative credit investments. Mr. Arduini serves as a Vice President and Portfolio Manager for the Fund. Additionally, he serves as a member of the Ares Dynamic Credit Allocation Fund Investment Committee. Prior to joining Ares in 2011, Mr. Arduini was a Managing Director at Indicus Advisors LLP, where he focused on structured credit investment opportunities. Previously, Mr. Arduini was Director of Structured Credit in the Fixed Income Investment Group and a Manager in the Risk Management Group at TIAA-CREF. In addition, Mr. Arduini worked in the telecommunications and information technology industries in various systems, operations and management roles.

Mr. Arduini holds a B.A. from Bucknell University in Mathematics and an M.S. from Stevens Institute of Technology in Mathematics. Mr. Arduini also holds an M.S. from Carnegie Mellon University in Computational Finance. Mr. Arduini is a CFA® charterholder and a member of the New York Society of Security Analysts.

Samantha Milner

Portfolio Manager (since 2018)

Investment Experience:

Ms. Milner is a Partner, Portfolio Manager and Head of U.S. Liquid Credit Research in the Ares Credit Group, where she is primarily responsible for managing Ares’ U.S. bank loan credit strategies. Ms. Milner serves as a Vice President and Portfolio Manager for the Fund. Additionally, she serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Prior to joining Ares Management in 2004, Ms. Milner was an Associate in the Financial Restructuring Group at Houlihan Lokey Howard & Zukin, where she focused on providing advisory services in connection with restructurings, distressed mergers and acquisitions and private placements. Ms. Milner serves on the Board of Directors of STEAM: CODERS, a not-for-profit organization focused on underrepresented and underserved students through Science, Technology, Engineering, Art, and Math (STEAM), in preparation for academic and career opportunities. Ms. Milner holds a B.B.A., with distinction, from Emory University’s Goizueta Business School in Finance and Accounting.

(a)(2) As of December 31, 2019, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)
Seth J. Brufsky	Registered investment companies	5	$2,900	0	$0
	Other pooled investment vehicles	5	$444	1	$34
	Other accounts	41	$20,389	29	$15,861

Keith Ashton	Registered investment companies	1	$602	0	$0
	Other pooled investment vehicles	6	$2,063	5	$1,048
	Other accounts	14	$5,046	7	$1,955

Charles Arduini	Registered investment companies	1	$602	0	$0
	Other pooled investment vehicles	2	$328	2	$328
	Other accounts	6	$1,794	1	$221

Samantha Milner	Registered investment companies	3	$1,532	0	$0
	Other pooled investment vehicles	3	$338	0	$0
	Other accounts	10	$4,004	1	$848

Material Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, Ares Capital Management II LLC (the “Adviser”) and its affiliates provide investment advisory and administration services both to the Fund and the other Ares-advised funds, which include other funds, as well as client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, managed by the Adviser and its affiliates in which the Fund will not have an interest. The investment program of the Fund and the other Ares-advised funds may or may not be substantially similar. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Ares-advised funds that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the other Ares-advised funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Ares-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and the other Ares-advised funds. The Adviser has adopted allocation procedures that are intended to provide that all investment opportunities will be allocated among the Adviser's or its related parties' clients on a basis that over a period of time is fair and equitable to each client relative to other clients consistent with any fiduciary duties owed to clients and in an effort to avoid favoring one client over another, taking into account the terms of the relevant governing documents and all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, minimum investment amounts and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, such as objectives or strategies regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including size of the investment opportunity, minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; and (viii) prior or existing positions in a borrower/loan/security.

In general, this policy will result in such opportunities being allocated pro rata (taking into account, among other factors, available cash and the relative capital of the respective funds) among the Fund and the other Ares-advised funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Ares-advised fund as compared to another participating Ares-advised fund.

In the event investment opportunities are allocated among the Fund and the other Ares-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Ares-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Ares-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Ares-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that other Ares-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Ares-advised funds may make investments at different levels of a borrower's capital structure or otherwise in different classes of a borrower's securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Ares-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Ares-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Ares-advised funds.

While these conflicts cannot be eliminated, the Adviser, when practicable, will cause the Fund and the other Ares-advised funds to hold investments in the same levels of an issuer's capital structure in the same proportion at each level; provided, however, that neither the Fund nor any other Ares-advised fund will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the other Ares-advised fund, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser's other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

By reason of the various activities of the Adviser and its affiliates, the Adviser and its affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser's financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The Portfolio Managers may receive all or some combination of salary, an annual bonus and interests in the carried interest in certain of Ares' funds.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation from the Adviser it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary compensation from the Adviser or its ultimate parent company. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include distributions on equity interests of the Adviser’s ultimate parent company held by each Portfolio Manager, if any.

(a)(4) Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund's equity securities beneficially owned as of December 31, 2019.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Seth J. Brufsky	$500,001-$1,000,000
Keith Ashton	$10,001-$50,000
Charles Arduini	None
Samantha Milner	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal period November 1, 2019 through December 31, 2019, the following purchases were made by or on behalf of the Fund or any "affiliated purchaser", as defined in Rule 10b-18(a)(3) under the 1934 Act (17 CFR 240.10b-18(a)(3)), of shares of the Fund’s equity securities that are registered by the Fund pursuant to Section 12 of the 1934 Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 11/01/19 through 11/30/19	None	None	None	1,781,899

Month #2 12/01/19 through 12/31/19	None	None	None	1,781,899

Total	None	None	None	-----

(a), (b)	On November 17, 2015, the Fund announced that its Board of Directors (the “Board”) had authorized the repurchase of shares of common stock of the Fund (the “Common Shares”) on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the Common Shares. The Fund is authorized to repurchase up to 10% of its outstanding Common Shares. The Fund is not required to effect share repurchases.

(c)	The above-referenced share repurchase program has no expiration date.

(d), (e)	Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(a)(5)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	March 6, 2020

By:	/s/ Scott C. Lem
Scott C. Lem
Chief Financial Officer

Date:	March 6, 2020